UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 7, 2022
Date of Report (date of earliest event reported)

GENUINE PARTS COMPANY
(Exact name of registrant as specified in its charter)

GA		001-05690	58-0254510
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

2999 WILDWOOD PARKWAY,
ATLANTA,	GA		30339
(Address of principal executive offices)			(Zip Code)

(678) 934-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CF.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	GPC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2022, Genuine Parts Company (the “Company”) announced that the Company’s Board of Directors has appointed William P. Stengel to the position of President and Chief Operating Officer and Christopher T. Galla to the position of Senior Vice President and General Counsel, each effective as of January 1, 2023.

Mr. Stengel, 46, has served as the Company’s President since January 2021, after joining the Company in November 2019 as the Company’s Executive Vice President and Chief Transformation Officer. Previously, Mr. Stengel worked for HD Supply, an Atlanta-based industrial distributor, where he held positions with HD Supply Facilities Maintenance as President and Chief Executive Officer, Chief Operating Officer, Chief Commercial Officer, and Senior Vice President, Strategic Business Development and Investor Relations, from June 2013 to October 2018. In his expanded role, Mr. Stengel will continue to partner with business units and field support teams to execute the Company’s strategy, as well as manage the Company’s day-to-day operations.

Mr. Galla, 48, has served as the Company’s Vice President and General Counsel since February 2020. Previously, Mr. Galla served in various legal positions with the Company for nearly 18 years, including as Vice President and Assistant General Counsel, Assistant Vice President and Senior Counsel, and Associate Counsel. In his expanded role, Mr. Galla will continue to oversee all legal matters for the Company, as well as take on additional responsibilities across the Company’s governance, environmental and compliance matters.

There are no family relationships between either of Messrs. Stengel and Galla, and any director or executive officer of the Company, and neither of Messrs. Stengel nor Galla have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On December 7, 2022, the Company issued a press release announcing the officer appointments described above. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated December 7, 2022
104	The cover page from this current report on Form 8-K, formatted in inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genuine Parts Company

December 7, 2022	By:	/s/ Bert Nappier
Name: Bert Nappier
Title: Executive Vice President and CFO